Commitments	12 Months Ended
Dec. 31, 2018
Commitments [Abstract]
Commitments

19        Commitments

The Company enters into time charter and bareboat charter arrangements on its vessels. These non-cancellable arrangements had remaining terms between five days to seven months as of December 31, 2018 and between six days to two months as of December 31, 2017, assuming redelivery at the earliest possible date. Future net minimum lease revenues receivable under non-cancellable operating leases as of December 31, 2018 and 2017, were as follows (vessel off-hires and dry-docking days that could occur but are not currently known are not taken into consideration andearly delivery of the vessels by the charterers is not accounted for):

	2018	2017
Within one year	2,991	1,548
Total	2,991	1,548

These amounts include consideration for other elements of the arrangement apart from the right to use the vessel such as maintenance and crewing and its related costs.

At December 31, 2018 and 2017, the Company was a party to an operating lease agreement as lessee (note 4). The operating lease relates to the office premises at a monthly rate of Euro 10,360 (absolute amount) and for a lease period ending January 2, 2025.

The future minimum lease payments under this agreement as of December 31, 2018 and 2017, assuming a Euro: US dollar exchange rate for 2018 1:1.14 and for 2017: 1:1.20, were as follows:

	2018	2017
Within one year	142	149
After one year but not more than five years	567	596
More than five years	142	299
Total	851	1,044

Total rent expense under operating leases for the years ended December 31, 2018, 2017 and 2016, amounted to $147, $140 and $138 respectively.